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                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION


                               SECURITY AGREEMENT


         SECURITY AGREEMENT dated as of July 2, 2004 by and among DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "DEBTOR"), the subsidiaries of the Debtor listed on the signature pages hereto (the "Subsidiaries") and BEHRMAN CAPITAL II, L.P., a Delaware limited partnership (the "SECURED PARTY") as collateral agent for itself and STRATEGIC ENTREPRENEUR FUND II, L.P., a Delaware limited partnership ("SEF").

                                    RECITALS

         WHEREAS, the Debtor is a party to that certain Subordinated Bridge Loan Agreement dated as of May 7, 2004 (as amended and in effect from time to time, the "LOAN AGREEMENT"), by and among the Debtor, as borrower, and the Secured Party and SEF, as lenders. Pursuant to the Loan Agreement, the Secured Party and SEF have agreed to make loans and otherwise extend credit to the Debtor.

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE 1 - GRANT OF SECURITY

         Section 1.1. GRANT OF SECURITY. The Debtor and the Subsidiaries hereby grant to the Secured Party a continuing security interest (the "SECURITY INTEREST") in and to all properties and assets of the Debtor and the Subsidiaries, whether now or hereafter existing or now or hereafter acquired and wherever located, including, without limitation, all of the following:

                  (a) all debts, obligations and liabilities in whatever form owing from any Person to the Debtor or any Subsidiaries, including (i) all accounts and accounts receivable, (ii) notes, bills, drafts, acceptances, instruments, documents and chattel paper, (iii) claims arising out of the use of a credit or charge card, (iv) guaranties and security therefor, (v) all right, title and interest in the property or services that gave rise thereto (including rights to reclamation and stoppage in transit and all rights of an unpaid seller of goods or services) and (vi) anything constituting an Account, Chattel Paper, Document, Instrument, Letter of Credit Right or Supporting Obligation (all hereinafter referred to as "RECEIVABLES");

                  (b) all inventory including (i) raw materials, work in process and finished goods, (ii) other tangible personal property held for sale or lease to be furnished under contracts of service or used or consumed in the business of the Debtor or any Subsidiaries, (iii) inventory returned to or repossessed by the Debtor or any Subsidiaries and (iv) anything constituting inventory under the Uniform Commercial Code (all hereinafter referred to as "INVENTORY");



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                  (c) all equipment and goods, including (i) machinery,
         computers, molds, tools, dies, motor vehicles and parts and supplies therefor, (ii) all right, title and interest in and to any goods now or hereafter held or used by the Debtor or any of the Subsidiaries under any lease, lease-purchase, conditional sales, use or similar agreements, and (iii) anything other than Inventory constituting Goods (all hereinafter referred to as "EQUIPMENT");

                  (d) all General Intangibles;

                  (e) money, cash, bank accounts, certificates of deposit and anything constituting a Deposit Account (all hereinafter "DEPOSITS");

                  (f) Investment Property;

                  (g) Commercial Tort Claims as more particularly described on EXHIBIT A; and

                  (h) any additions, substitutions, accessions, products and proceeds of the foregoing, including insurance proceeds and condemnation awards (hereinafter referred to as "PROCEEDS").

All of the foregoing is hereinafter referred to as the "COLLATERAL".

         Section 1.2. SECURITY FOR OBLIGATIONS. The Security Interest shall secure the payment and performance of the Obligations.

         ARTICLE 2 - GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Debtor and the Subsidiaries jointly and severally represent, warrant and covenant to the Secured Party as follows:

         Section 2.1. ORGANIZATION. The Debtor and each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing in the jurisdiction of organization set forth on the signature pages hereto and in any other jurisdiction in which it carries on its business.

         Section 2.2. NO LIENS; PRIORITY. The Debtor and the Subsidiaries are, and with respect to Collateral acquired after the date hereof will be, the owners of all Collateral free from any Lien other than (i) Liens permitted under the Loan Agreement and (ii) the rights of Silicon Valley Bank ("SVB") under the Export-Import Bank Loan and Security Agreement dated February 24, 2004 among the Debtor, the Subsidiaries and SVB (the "SVB Lien"). The Debtor and the Subsidiaries shall defend the Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to the Secured Party, other than claims (a) by holders of such permitted Liens, (b) by SVB in respect of the SVB Lien or (c) in respect of purchase money security interests in existing or hereinafter acquired Equipment; PROVIDED that any such security interest is limited to the specific items of such Equipment and then only to the extent of the obligations of the Debtor and the Subsidiaries that underlie such


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security interest. This Agreement creates in favor of the Secured Party a valid and perfected security interest in the Collateral, securing the payment of the Obligations, second in priority only to the SVB Lien and then only for so long as the SVB Lien shall exist, pursuant to the terms of the Subordination Agreement dated May 7, 2004 among the Debtor, the Secured Party, SEF and SVB (the "SUBORDINATION AGREEMENT").

         Section 2.3. PRINCIPAL EXECUTIVE OFFICE; RECORDS. As of the date hereof, the principal executive offices of the Debtor and the Subsidiaries are located at the addresses indicated on EXHIBIT A hereto. A complete set of books of account and records of the Debtor and the Subsidiaries relating to the Collateral is, and will continue to be, kept at such principal executive office. The Debtor shall not establish a new principal executive officer or fail to keep books of account and such records at its principal executive office unless (a) it shall have given to the Secured Party not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (b) with respect to such new location, it shall have taken all action reasonably satisfactory to the Secured Party to maintain the security interest of the Secured Party in the Collateral that is granted hereby at all times fully perfected and in full force and effect.

         Section 2.4. LOCATION OF INVENTORY AND EQUIPMENT. As of the date hereof, all Inventory and Equipment held by the Debtor and the Subsidiaries is located at one of the locations shown on EXHIBIT A hereto, in possession of an employee of the Debtor or the Subsidiaries or located in the co-location space pursuant to the Inflow Master Services Agreement between the Debtor and Inflow. The Debtor and the Subsidiaries agree that all Inventory and Equipment subsequently acquired by any of them shall be kept at (or shall be in transport to) the locations shown on EXHIBIT A hereto, in possession of an employee of the Debtor or the Subsidiaries or located in the co-location space pursuant to an agreement with Inflow. The Debtor and the Subsidiaries shall not locate Inventory and Equipment at a location other than a location where Inventory and Equipment is located on the date hereof unless (a) they shall have given to the Secured Party not less than 15 days' prior written notice of their intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (b) with respect to such new location, they shall have taken all action reasonably satisfactory to the Secured Party to maintain the security interest of the Secured Party in the Collateral that is granted hereby at all times fully perfected and in full force and effect.

         Section 2.5. BANK AND SECURITIES ACCOUNTS. As of the date hereof, the Debtor and the Subsidiaries do not have any deposit or securities accounts except as described on EXHIBIT A hereto. Neither the Debtor nor any Subsidiary shall establish any new deposit account or securities account unless (a) it shall have given to the Secured Party prior written notice of its intention to do so, clearly describing such new account and its location, and providing such other information in connection therewith as the Secured Party may reasonably request and (b) with respect to such new account, the Debtor or the applicable Subsidiary shall have taken all actions reasonably requested by the Secured Party to maintain the security interest of the Secured Party in such account that is granted hereby at all times fully perfected and in full force and effect.

         Section 2.6. COMMERCIAL TORT CLAIMS. As of the date hereof, the Debtor and the Subsidiaries do not have any Commercial Tort Claims except as described on EXHIBIT A hereto. If the Debtor or any Subsidiary acquires any Commercial


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Tort Claim, it shall notify the Secured Party immediately in writing providing a description of such claim. If requested by the Secured Party, the Debtor or the applicable Subsidiary shall take all actions reasonably requested by the Secured Party to maintain or create a security interest in such a claim.

Section 2.7. LETTER OF CREDIT RIGHTS. As of the date hereof, neither the Debtor nor any Subsidiary is a beneficiary under any letter of credit except as described on EXHIBIT A hereto. If the Debtor or any Subsidiary becomes a beneficiary of any letter of credit or otherwise obtains Letter of Credit Rights at any time, it shall notify the Secured Party immediately in writing and provide a copy of such letter of credit. If requested by the Secured Party, the Debtor or the applicable Subsidiary shall (a) deliver the original letter of credit to the Secured Party and (b) arrange for the issuer and any confirming bank of the letter of credit to consent to a drawing under the letter of credit by the Secured Party and to the delivery of any Proceeds of drawing under the letter of credit to the Secured Party in a form reasonably satisfactory to the Secured Party.

             ARTICLE 3 - SPECIAL PROVISIONS CONCERNING RECEIVABLES

         The Debtor and the Subsidiaries jointly and severally represent, warrant and covenant to the Secured Party as follows:

         Section 3.1. MAINTENANCE OF RECORDS. The Debtor and the Subsidiaries will keep and maintain records of their Receivables and will make the same available on the premises of the Debtor to the Secured Party for inspection at any and all reasonable times upon reasonable prior notice. Upon the request of the Secured Party following the occurrence and during the continuance of an Event of Default, subject to the terms of the Subordination Agreement, the Debtor and the Subsidiaries shall, at their own cost and expense, deliver all tangible evidence of their Receivables (including all contracts and other documents evidencing the Receivables) and their books and records to the Secured Party or to the Secured Party's representatives (copies of which evidence and books and records may be retained by the Debtor and the Subsidiaries).

         Section 3.2. DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES. Upon the occurrence and during the continuance of an Event of Default, subject to the terms of the Subordination Agreement, the Debtor and the Subsidiaries agree (a) if the Secured Party so directs, the Debtor and the Subsidiaries shall cause all payments on account of the Receivables to be made directly to a cash collateral account established at the direction of the Secured Party, (b) the Secured Party may directly notify the obligors with respect to any Receivables to make payments with respect thereto to such cash collateral account and (c) the Secured Party may enforce collection of any such Receivables and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Debtor and the Subsidiaries. Without notice to or assent by the Debtor or any of the Subsidiaries, the Secured Party may apply any or all amounts in such cash collateral account in the manner provided in this Agreement. After the Secured Party directs that any Receivable be paid to such cash collateral account, any proceeds of such Receivable received by the Debtor or any of the Subsidiaries shall be received in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party.



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                ARTICLE 4 - PROVISIONS CONCERNING ALL COLLATERAL

         The Debtor and the Subsidiaries jointly and severally represent, warrant and covenant to the Secured Party as follows:

         Section 4.1. PROTECTION OF THE SECURED PARTY'S SECURITY. The Debtor and each Subsidiary will at all times keep its Equipment insured at the Debtor's and each Subsidiary's own expense. Upon written request, certificates with respect to such policies shall be delivered to the Secured Party. If the Debtor or any Subsidiary shall fail to insure its Equipment in accordance with the preceding sentence, the Secured Party shall have the right (but shall be under no obligation), upon prior written notice to the Debtor or the applicable Subsidiary, to procure such insurance and the Debtor and each Subsidiary agrees to promptly reimburse the Secured Party for all costs and expenses of procuring such insurance. The Debtor and each Subsidiary assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the Debtor to pay the Obligations shall in no way be affected or diminished by the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor or any Subsidiary.

         Section 4.2. FURTHER ACTIONS. The Debtor and each Subsidiary shall, at its own expense, make, execute, endorse, acknowledge, file and deliver to the Secured Party from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted that the Secured Party deem reasonably appropriate or advisable to perfect, preserve, protect or enforce its rights and remedies with respect to its security interest in the Collateral. Without limiting the foregoing, the Debtor and the Subsidiaries shall cooperate with the Secured Party in obtaining control with respect to the Collateral, including deposit accounts, investment property, Letter-of-Credit Rights and electronic chattel paper.

            ARTICLE 5 - REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         The Debtor and the Subsidiaries jointly and severally covenant and agree with the Secured Party as follows Section 5.1. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. The Debtor and each Subsidiary agrees that, if an Event of Default shall have occurred or be continuing, the Notes shall immediately become due and payable upon written notice to the Debtor (except in the case of an Event of Default under subsections (e) or (f) of the definition of Event of Default, in which event such Notes shall automatically become due and payable).

         In addition, the Secured Party shall have all rights of a secured creditor under the Uniform Commercial Code and, subject to the terms of the Subordination Agreement, may:

                  (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Debtor or any Subsidiary or any other Person who then has possession of any part


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         thereof, with or without notice or process of law, and for that purpose may enter upon the Debtor's or any Subsidiary's premises in a manner not in violation of applicable law where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor or any Subsidiary;

                  (b) occupy any premises owned or leased by the Debtor or any Subsidiary where documents and things embodying the Collateral or any part thereof are assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Debtor or any Subsidiary in respect of such occupation;

                  (c) instruct the obligor or obligors on any agreement, instrument or other obligation (including the Receivables) constituting Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Secured Party;

                  (d) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, or direct the Debtor or the Subsidiaries to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (e) take possession of the Collateral or any part thereof, by directing the Debtor or the Subsidiaries in writing to deliver the same to the Secured Party at any place or places reasonably designated by the Secured Party, in which event the Debtor or any applicable Subsidiary shall at its own expense:

                           (i) cause the same to be moved to the place or places
                  so designated by the Secured Party;

                           (ii) store and keep any Collateral so delivered to
                  the Secured Party at such place or places pending further action by the Secured Party; and

                           (iii) while the Collateral shall be so stored and
                  kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

                  (f) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Secured Party shall in its reasonable judgment determine;

                  (g) commence a proceeding in a court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver-manager) and the Debtor and each Subsidiary consents to such appointment; and

                  (h) exercise any other right available under applicable law;



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IT BEING UNDERSTOOD that the Debtor's and any applicable Subsidiary's obligation to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to any court of competent jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Debtor and the Subsidiaries, or any of them, of said obligation.

         Section 5.2. REMEDIES: DISPOSITION OF THE COLLATERAL. Any Collateral, whether or not in the possession of the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering the property to be sold at the place of such sale or other disposition, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any sale or disposition, subject to the provisions of applicable law, may be made by private or public proceedings. Except as required by applicable law, any sale or other disposition may be made without advertising or notice of any kind. Where notification of time, place or other terms of a sale or other disposition is required by law, ten (10) days' notice shall be deemed reasonable. To the extent permitted by applicable law, the Secured Party may bid for and become the purchaser of the Collateral or any item thereof offered for sale without accountability to the Debtor or any applicable Subsidiary.

         Section 5.3. SECURED PARTY MAY PERFORM. If the Debtor or any applicable Subsidiary fails to perform any agreement contained herein, the Secured Party may, upon fifteen (15) days' notice to the Debtor or any applicable Subsidiary, perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be borne by the Debtor or a Subsidiary, as applicable.

         Section 5.4. USE OF PROPERTY; POWER OF ATTORNEY. The Debtor and each Subsidiary grants to the Secured Party the following (which the Secured Party shall not exercise except after and during the continuance of an Event of Default in accordance with the terms of the Subordination Agreement):

                  (a) the right to use all premises or places of business that the Debtor and the Subsidiaries presently have or may hereafter have without charge for purposes of protecting and liquidating Collateral;

                  (b) a royalty free license to use any Marks, Patents, Copyrights, Trade Secrets or Proprietary Right for purposes of manufacturing, selling and otherwise liquidating Collateral;

                  (c) the right to collect any mail; and

                  (d) a power of attorney to (i) to receive, endorse in the name of the Debtor and the Subsidiaries and collect any notes, checks, drafts, money orders or other instruments of payment or any invoice, freight bill, bill of lading, warehouse receipt or the like that comes into the possession of the Secured Party, (ii) to direct the United States Post Office to change the address to which mail is delivered and
         (iii) any and all other acts as the Secured Party deems necessary to protect and liquidate the Collateral.



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         Section 5.5. WAIVER OF CLAIMs. SUBJECT TO THE TERMS HEREOF, THE DEBTOR
AND EACH SUBSIDIARY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE DEBTOR AND EACH SUBSIDIARY WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Debtor and each Subsidiary hereby further waives, to the extent permitted by law,

                  (a) all damages occasioned by such taking of possession except any damages that are determined by a final, non-appealable court order to have been caused by the Secured Party's gross negligence or willful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor and each Subsidiary, for themselves and all who may claim under them, insofar as they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor or the applicable Subsidiary therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor or the applicable Subsidiary and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor or any applicable Subsidiary.

         Section 5.6. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Secured Party under this Agreement shall be in addition to every other right, power and remedy given under the Loan Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Debtor or any Subsidiary in any case shall entitle the Debtor or such Subsidiary to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party


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to any other or further action in any circumstances without notice or demand. If the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                            ARTICLE 6 - DEFINITIONS

         All capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement. In addition to terms defined elsewhere herein, the following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. When used herein, the word "including" shall be deemed to be followed by the words "without limitation".

         "ACCOUNT" shall have the meaning provided in the Uniform Commercial
Code.

         "AGREEMENT" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "CHATTEL PAPER" shall have the meaning provided in the Uniform Commercial Code.

         "COLLATERAL" shall have the meaning set forth in Section 1.1 hereof.

         "COMMERCIAL TORT CLAIM" shall have the meaning provided in the Uniform Commercial Code.

         "DEBTOR" shall have the meaning ascribed thereto in the first paragraph of this Agreement.

         "DEFAULT" shall mean any event that, with notice or lapse of time, or both, would constitute an Event of Default.

         "DEPOSIT ACCOUNT" shall have the meaning provided in the Uniform Commercial Code.

         "DOCUMENT" shall have the meaning provided in the Uniform Commercial Code.

         "EQUIPMENT" shall have the meaning provided in the Uniform Commercial Code.

         "EVENT OF DEFAULT" shall mean any of the following events:

                  (a) if a default occurs in the payment of any installment of the principal of, interest on, or other obligation with respect to, the Notes, whether at the due date thereof or upon acceleration thereof and such default is not cured within ten (10) days' written notice thereof;

                  (b) if a default occurs in the due observance or performance of any covenant, condition or agreement on the part of the Debtor or any Subsidiary to be observed or performed pursuant to any of the provisions of this Agreement or any Loan Document and such default is not cured within thirty (30) days' written notice thereof;


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                  (c) if any warranty, representation or other statement by or on behalf of the Debtor or any Subsidiary contained in or made pursuant to the Loan Agreement or this Agreement or any document, agreement or instrument relating thereto is false, erroneous or misleading in any material respect when made;

                  (d) if the payment of any other indebtedness of the Debtor or any of the Subsidiaries for borrowed money in an aggregate amount in excess of $100,000 (including any senior debt) is accelerated prior to the stated maturity thereof and is not paid off within ten (10) days of such acceleration;

                  (e) if the Debtor or any Subsidiary shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iii) make a general assignment for the benefit of creditors or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken for the purpose of effecting any of the foregoing; or

                  (f) if there shall be filed against the Debtor or any Subsidiary an involuntary petition seeking reorganization of the Debtor or such Subsidiary, or the appointment of a receiver, trustee, custodian or liquidator of the Debtor or any Subsidiary or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "INVOLUNTARY PETITION").

         "GENERAL INTANGIBLES" shall have the meaning provided in the Uniform Commercial Code.

         "GOODS" shall have the meaning provided in the Uniform Commercial Code.

         "INSTRUMENT" shall have the meaning provided in the Uniform Commercial Code.

         "INVENTORY" shall have the meaning provided in the Uniform Commercial Code. "INVESTMENT PROPERTY" shall have the meaning provided in the Uniform Commercial Code.

         "LETTER-OF-CREDIT RIGHT" shall have the meaning provided in the Uniform Commercial Code.

         "LIENS" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument in respect of any property of the Debtor or any Subsidiary.

         "LOAN AGREEMENT" shall have the meaning ascribed thereto in the recitals to this Agreement.



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         "LOAN DOCUMENTS" shall mean the Loan Agreement, the Notes and the Note
Purchase Agreement.

         "OBLIGATIONS" shall mean, with respect to the Debtor (a) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations now existing or hereafter incurred under, arising out of or in connection with any Loan Document and the due performance and compliance by the Debtor with the terms of each such Loan Document, (b) the repayment on terms prescribed by the Secured Party of any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral, (c) in the event of any proceeding for the collection or enforcement of any obligations or liabilities, after an Event of Default shall have occurred and be continuing, the reasonable expenses of the Secured Party's of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs and (d) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under this Agreement.

         "PERSON" shall mean any individual, corporation, joint venture, trust, unincorporated association, limited liability company, partnership, governmental authority and any other person or entity.

         "PROCEEDS" shall have the meaning provided in Section 1.1.

         "SECURITY INTEREST" shall have the meaning ascribed thereto in Section 1.1.

         "SUBORDINATION AGREEMENT" shall have the meaning ascribed thereto in
Section 2.2.

         "SUPPORTING OBLIGATION" shall have the meaning provided in the Uniform Commercial Code.

         "SVB LIEN" shall have the meaning ascribed thereto in Section 2.2.

         "UNIFORM COMMERCIAL CODE" shall mean Revised Article 9 as in effect under the law governing this Agreement as in effect on the date hereof.

         "TERMINATION DATE" shall have the meaning provided in Section 7.8 of this Agreement.

                           ARTICLE 7 - MISCELLANEOUS

         Section 7.1. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be made as set forth in the Loan Agreement. All such communications to or upon any of the Subsidiaries shall be made to or upon the Debtor.

         Section 7.2. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor or the Subsidiary directly affected thereby and the Secured Party. No failure on the part of the

Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

         Section 7.3. SUCCESSORS AND ASSIGNS; RELIANCE. Neither the Debtor nor any Subsidiary may assign, sell or otherwise transfer this Agreement or any of their respective rights or obligations hereunder to any Person without the prior written consent of the Secured Party. The Secured Party may assign, sell or otherwise transfer this Agreement and its rights and obligations hereunder to any other Person without the consent of the Debtor or any of the Subsidiaries. Subject to the foregoing, this Agreement shall be binding upon each of the parties hereto and each of their successors and assigns. All agreements, statements, representations and warranties made by the Debtor or the Subsidiaries herein or in any certificate or other instrument delivered by the Debtor or the Subsidiaries or on their behalf under this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Party or on its behalf.

         Section 7.4. HEADINGS DESCRIPTIVE. The headings of the sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 7.5. GOVERNING LAW. This agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

         Section 7.6. INDEMNITY. The Debtor and the Subsidiaries hereby agree as follows:

                  (a) The Debtor and the Subsidiaries shall indemnify the Secured Party from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.

                  (b) The Debtor and the Subsidiaries shall, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with
         (i) the preparation, negotiation and administration of this Agreement; PROVIDED that in no event shall the fees and expenses of counsel to the Secured Party exceed $15,000 in connection with the preparation and negotiation of this Agreement, (ii) the custody, preservation, use, or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Debtor or any of the Subsidiaries to perform or observe any of the provisions hereof.

         Section 7.7. DUTIES OF THE DEBTOR AND THE SUBSIDIARIES. Notwithstanding anything to the contrary contained herein, the Debtor and the Subsidiaries shall remain liable to perform all of the obligations, if any, assumed by them with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement except as provided under applicable law. The Secured Party shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor and the Subsidiaries under or with respect to any Collateral, and the exercise by the Secured Party of any of the rights or remedies hereunder shall not release the Debtor or any Subsidiary from any duties or obligations assumed by the Secured Party with respect to the Collateral of the Debtor and the Subsidiaries.

         Section 7.8. TERMINATION; RELEASE. This Agreement shall terminate (provided that all indemnities set forth in the Loan Agreement shall survive such termination) on the Termination Date, and the Secured Party, at the request and expense of the Debtor, shall promptly execute and deliver to the Debtor and the Subsidiaries a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, authority to file termination statements under the Uniform Commercial Code and will duly assign, transfer and deliver to the Debtor and the Subsidiaries (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "TERMINATION DATE" shall mean the date upon which all Obligations have been paid in full, all commitments with respect thereto have terminated, no Note is outstanding (and all loans under the Loan Agreement have been repaid in full), and all other Obligations then due and payable have been paid in full. The Debtor and the Subsidiaries shall have no authority to file termination, release or other amendments to financing statements without specific written authorization from the Secured Party.

         Section 7.9. WAIVER OF JURY TRIAL; VENUE. THE DEBTOR AND THE SUBSIDIARIES (BY ACCEPTANCE OF THIS AGREEMENT) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE SECURED PARTY RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND AGREES THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE DEBTOR AND THE SUBSIDIARIES HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTOR AND THE SUBSIDIARIES CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT. THE DEBTOR AND THE SUBSIDIARIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE

STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE DEBTOR AND THE SUBSIDIARIES BY MAIL AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT. THE DEBTOR AND THE SUBSIDIARIES HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

         Section 7.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 7.11. THE SECURED PARTY. The Secured Party will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon them to exercise any such powers. It is expressly understood and agreed that any obligations of the Secured Party with respect to the Collateral, are limited to those expressly set forth in this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                         DEBTOR:

                         DALEEN TECHNOLOGIES, INC., a Delaware corporation

                         By: /s/ DAWN R. LANDRY
                         ------------------------------------------------------
                         Name: Dawn R. Landry
                         Title:   VP & General Counsel


                         SUBSIDIARIES:

                         DALEEN IAC, LLC, a Delaware limited liability company

                         By: /s/ GORDON QUICK
                         ------------------------------------------------------
                         Name:  Gordon Quick
                         Title:   Manager


                         DSI, INC., a Delaware corporation

                         By: /s/ DAWN R. LANDRY
                         ------------------------------------------------------
                         Name: Dawn R. Landry
                         Title:   VP & General Counsel


                         DALEEN SOLUTIONS, INC., a Delaware corporation

                         By: /s/ DAWN R. LANDRY
                         ------------------------------------------------------
                         Name: Dawn R. Landry
                         Title:   VP & General Counsel

                         SECURED PARTY:

                         BEHRMAN CAPITAL II, L.P.

                         By:      Behrman Brothers, L.L.C.,
                                  its general partner


                         By: /s/ GRANT G. BEHRMAN
                         ------------------------------------------------------
                         Name: Grant G. Behrman
                         Title:  Managing Member

                                    EXHIBIT A


Commercial Tort Claims:  None

Address:

         Daleen Technologies, Inc., Daleen IAC, LLP and DSI, Inc.
         902 Clint Moore Road, Suite 230
         Boca Raton, FL 33487

         Daleen Solutions, Inc.
         14500 Outer Forty, Suite 300
         Chesterfield, MO 63017

Deposit or securities accounts:

         Daleen Technologies, Inc. - Silicon Valley Bank
         3300291045 and 330291098 and 886-00504 (mutual fund account)

         Daleen Solutions, Inc. - Silicon Valley Bank, 3300378587